UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2021

INVENTRUST PROPERTIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 Highland Parkway, Suite 350

Downers Grove, Illinois 60515

(Address of Principal Executive Offices)

(855) 377-0510

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 22, 2021, InvenTrust Properties Corp., as borrower (the “Company”), Wells Fargo Bank, National Association, as administrative agent (the “Term Loan Agent”) and the other lenders party thereto (the “Term Loan Lenders”) entered into a First Amendment to Amended and Restated Term Loan Credit Agreement (the “Term Loan Amendment”). The Term Loan Amendment amends the Amended and Restated Term Loan Credit Agreement, dated as of December 21, 2018, among the Company, the Term Loan Agent, and the Term Loan Lenders party thereto (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, including by the Term Loan Amendment, the “Term Loan Agreement”). The Term Loan Amendment, in addition to other modifications, extended the maturity of the Company’s $400 million term loan facility, which after giving effect to the Term Loan Amendment is divided evenly between a tranche A-1 consisting of $200 million that matures five years following the date of the Term Loan Amendment and a tranche A-2 consisting of $200 million that matures five years and six months following the date of the Term Loan Amendment. The Term Loan Amendment also removed the minimum consolidated net worth covenant from the Term Loan Agreement and made certain adjustments to the ratings-based pricing grid applicable to the term loan facility.

Pursuant to the Term Loan Amendment, certain subsidiaries of the Company reaffirmed that they have guaranteed to the Term Loan Agent, for the benefit of the lenders party to the Term Loan Agreement, the payment and performance of the obligations of the Company under the Term Loan Agreement as and when due and payable.

In addition, on September 22, 2021, the Company, as borrower, KeyBank National Association, as administrative agent (the “Revolver Agent”), and the other lenders party thereto (the “Revolver Lenders”) entered into a First Amendment to Second Amended and Restated Credit Agreement (the “Revolver Amendment”). The Revolver Amendment amends the Second Amended and Restated Credit Agreement, dated as of December 21, 2018, among the Company, the Revolver Agent, and the Revolver Lenders party thereto (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, including by the Revolver Amendment, the “Revolver Agreement”). The Revolver Amendment, in addition to other modifications, extended the maturity of the Company’s $350 million revolving credit facility to four years from the date of the Revolver Amendment. The Revolver Amendment also removed the minimum consolidated net worth covenant from the Revolver Agreement and made certain adjustments to the ratings-based pricing grid applicable to the revolving credit facility. There are currently no borrowings outstanding under the revolver facility.

Pursuant to the Revolver Amendment, certain subsidiaries of the Company reaffirmed that they have guaranteed to the Revolver Agent, for the benefit of the lenders party to the Revolver Agreement, the payment and performance of the obligations of the Company under the Revolver Agreement as and when due and payable.

The capitalization rate used to calculate certain financial covenants under each of the Term Loan Agreement and the Revolver Agreement improved by 25 basis points to 6.5%. The Revolver Amendment also allows for an additional 1 basis point market reduction if certain environmental, social, and governance targets are achieved.

With respect to the amended revolving credit facility, KeyBanc Capital Markets Inc. and Wells Fargo Securities, LLC served as Joint Book Managers, and KeyBanc Capital Markets, Inc., Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., BofA Securities, Inc., and PNC Capital Markets LLC served as Joint Lead Arrangers.

With respect to the amended term loan facility, Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc., and BofA Securities, Inc. served as Joint Bookrunners, and Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc., U.S. Bank National Association, Fifth Third Bank, National Association, BofA Securities, Inc. and PNC Capital Markets LLC served as Joint Lead Arrangers.

In addition, First Horizon, Pinnacle Bank and United Bank joined the amended revolver and term loan credit facilities.

The foregoing description of each of the Term Loan Amendment and the Revolver Amendment is qualified in its entirety by reference to the full text of the (i) Term Loan Amendment, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference and (ii) the Revolver Amendment, a copy of which is attached hereto as Exhibit 10.2, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is incorporated herein by reference into this Item 2.03.

Item 8.01	Other Events.

On September 22, 2021, the Company issued a press release announcing, among other things, the entry into by the Company of the Term Loan Amendment and the Revolver Amendment. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment, dated as of September 22, 2021, to Amended and Restated Term Loan Credit Agreement, among InvenTrust Properties Corp., Wells Fargo Bank, National Association and the other lenders party thereto

10.2	First Amendment, dated as of September 22, 2021, to Second Amended and Restated Credit Agreement, among InvenTrust Properties Corp., KeyBank, National Association and the other lenders party thereto

99.1	Press Release, dated as of September 22, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InvenTrust Properties Corp.

Date: September 22, 2021	By:	/s/ Christy L. David
	Name:	Christy L. David
	Title:	Executive Vice President, Chief Operating Officer, General Counsel & Secretary